Exhibit 10.9.4

SUPPLEMENTAL AGREEMENT NO. 4

to

Purchase Agreement No. 3075

between

THE BOEING COMPANY

and

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Relating to Boeing Model 787-859 Aircraft

THIS SUPPLEMENTAL AGREEMENT, is entered into as of the 11th day of January 2013, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and Aerovias del Continente Americano S.A. AVIANCA, a company organized under the laws of the country of Colombia (Buyer):

Recitals

1) Boeing and Buyer entered into Purchase Agreement No. 3075, dated 03 October 2006, as amended and supplemented (the Agreement) relating to the purchase and sale of fifteen (15) Boeing Model 787-859 aircraft.

2) Buyer has requested and Boeing has agreed to defer the delivery of two aircraft that are currently scheduled to deliver in the months of [*] 2014 to the months of [*] 2014

Agreement

The parties agree to amend the Agreement as follows:

1.	Table of Contents.

Remove and replace, in its entirety, the Table of Contents, with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 4 (SA-4) into the Purchase Agreement.

2.	Tables.

Remove and replace Table 1-1 to Purchase Agreement No. 3075, Aircraft Delivery. Description. Price and Advance Payments, with the new Table I-I (attached hereto) to reflect the revised scheduled months of Aircraft delivery described in recital number 2 above.

PA3075 SA-4	AVI

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By	[*]

Its	Attorney-In-Fact

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Elise

Its	Secretary

PA3075 SA-4	AVI

TABLE OF CONTENTS

SA NUMBER

ARTICLES

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1-1..	Aircraft Information Table	SA-4
1-2.	Aircraft Information Table	SA-3
1-3	Aircraft Information Table	SA-3

EXHIBIT

A.	Aircraft Configuration

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AEI.	Escalation Adjustment/Airframe and Optional Features

BFEI	Buyer Furnished Equipment Variables	SA-3

CS1.	Buyer Support Document

EEI .	Engine Escalation/Engine Warranty and Patent Indemnity	SA-2

SLP1.	Service Life Policy Components

PA3075 SA-4	AVI

SA NUMBER

LETTER AGREEMENTS

3075-01	787 Open Configuration Matters
3075-02	787 Spare Parts Commitment
3075-03	787 Spare Parts Initial Provisioning
3075-04	Aircraft Model Substitution
3075-05	Demonstration Flight Waiver
3075-06	Schedule Reliability
3075-07	Spare Parts – Flight Crew Training

6-1162-DME-0895	AD Cost Materials
6-1162-DME-0896	Performance Guarantees and Attachments	SA-2
6-1162-DME-0897	Alternate Engine Selection	SA-2
6-1162-DME-0898	GEnx Performance Retention and Attachment	SA-2
6-1162-DME-0899	Trent Performance Retention and Attachment
6-1162-DME-0900	Maintenance Cost Guarantees and Attachment
6-1162-DM E-0901R2	Advance Payment Matters and Attachments A & B	SA-3
6-1162-DME-0902	Promotional Support	SA-1
6-1162-DME-0903R2	Purchase Rights	SA-3
6-1162-DME-0904	Special Matters
6-1162-DME-0905R1	Escalation [*]	SA-3
[*]
[*]
6-1162-DME-0906R1	Customer Services Matters and Attachment	SA-2
6-1162-DME-0907	AGTA Matters
[*]
6-1167-DME-1347	Additional Special Matters –[*]	SA-3

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	—	28 March	2007
SA-2	—	21 November	2007
SA-3	—	2012	2012
SA-4	—

PA3075 SA-4	AVI

APPENDIX B

Supplemental Agreement No. SA-2

Table 1-1 to Purchase Agreement No. 3075

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 787-8	[*]	Detail Specification:	787B1-1102-B (7/9/2007)
Engine Model/Thrust: TRENT[*]	[*]	Airframe Price Base Year/Escalation Formula:	[*]
Airframe Price:	[*]	Engine Price Base Year/Escalation Formula:	[*]
Optional Features:	[*]

Sub-Total of Airframe and Features:	[*]	Airframe Escalation Data:	[*]
Engine Price (Per Aircraft):	[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):	[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:	[*]	Engine Escalation Data:	[*]
Seller Purchased Equipment (SPE) Estimate:	[*]	Base Year Index (ECI):	[*]
		Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:	$150,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*]		[*]		[*]		[*]
[*]	I	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	I	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	I	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	I	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	I	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	I	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	I	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	I	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	I	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	I	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]

Total:	10	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]

Boeing Proprietary	SA-4 Page 1